UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:     (724) 349-7220

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
Exhibit 99.1 First Commonwealth Financial Corporation Press Release dated October 23, 2003

Item 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2003, First Commonwealth Financial Corporation issued a press release announcing its earnings for the three and nine month periods ended September 30, 2003.  A copy of this press release and related earnings tables are furnished herein as exhibit 99.1.

Dated:  October 23, 2003

                              FIRST COMMONWEALTH FINANCIAL CORPORATION

                              By:  /S/JOHN J. DOLAN
                                   John J. Dolan
                                   Executive Vice President and
                                   Chief Financial Officer